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                                                                   EXHIBIT 10.10

                            INDUSTRIAL BUILDING LEASE

                               10260 BANDLEY DRIVE

                                TABLE OF CONTENTS


PARTIES ............................................................       1
PREMISES ...........................................................       1
TERM ...............................................................       1
RENEWAL ............................................................       1
HOLDOVER ...........................................................       3
RENT ...............................................................       3
LATE CHARGES .......................................................       5
SECURITY DEPOSIT ...................................................       5
USE OF PREMISES ....................................................       5
COMPLIANCE WITH LAW ................................................       6
ALTERATIONS AND ADDITIONS ..........................................       6
LIENS ..............................................................       7
REPAIRS AND MAINTENANCE ............................................       7
ASSIGNMENT AND SUBLETTING ..........................................       9
HOLD HARMLESS ......................................................      10
RELEASE FROM LIABILITY/WAIVER OF SUBROGATION .......................      12
INSURANCE ..........................................................      12
SERVICES AND UTILITIES .............................................      13
PERSONAL PROPERTY TAXES ............................................      13
RULES AND REGULATIONS ..............................................      14
ENTRY BY LANDLORD ..................................................      14
DESTRUCTION/RECONSTRUCTION .........................................      14
DEFAULT ............................................................      15
REMEDIES ...........................................................      16
EMINENT DOMAIN .....................................................      17
ESTOPPEL CERTIFICATE ...............................................      17
SUBORDINATION ......................................................      l8
PARKING ............................................................      18
AUTHORITY ..........................................................      l8
GENERAL PROVISIONS .................................................      19
BROKERS ............................................................      21
LIST OF EXHIBITS ...................................................      21

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                            INDUSTRIAL BUILDING LEASE

                               10260 BANDLEY DRIVE

                                     PARTIES

         1. THIS LEASE, dated for reference purposes only, March 27, 1995, is made by and between Lazaneo Investment, a California general partnership (herein "Landlord") and Cleary Kvamme Suiter, Inc. (herein "Tenant").

                                    PREMISES

         2. Landlord leases to Tenant and Tenant hires from Landlord for the term, at the rental and upon the conditions in this Industrial Building Lease (herein "Lease") the real property commonly known as 10260 Bandley Drive, Cupertino, Santa Clara County, California consisting of a building containing approximately Twenty Thousand Three Hundred Eighty (20,380) square feet together with the parking lot adjacent to the building, and the land on which it is located (all of which are herein referred to as the "Premises"). See Exhibit A. It is further understood and agreed that the area set forth in this Paragraph 2 is approximate only and that neither party shall have a claim against the other for any variance between the actual area and that set forth above.

                                      TERM

         3. (a) The term of the Lease shall be a period of eight (8) years, commencing on May 1, 1995, and expiring (unless sooner terminated) at midnight on the 30th day of April 2003, herein called the "lease term" or "term".

              (b) Notwithstanding said commencement date, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the term hereof, but in such case Tenant shall not be obligated to pay rent until possession is tendered to Tenant; provided however, that if Landlord shall not have delivered possession of the Premises by July 1, 1995, Tenant may, at Tenant's option, by written notice to Landlord within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder.

              (c) Tenant shall be entitled to occupy the Premises at any time after execution of this Lease, either before or after the commencement date of the term so long as Tenant provides Landlord with the insurance certificates required by Paragraph 17 at least 3 days prior to such occupancy. Such occupancy shall be subject to all the provisions of this Lease and shall not advance the commencement or termination dates set forth above. Notwithstanding the previous two sentences, Tenant's early occupancy shall not interfere in any way (in the reasonable discretion of Landlord) with the repairs and maintenance to be made by Apple Computer during the month of April.

                                     RENEWAL

         4. (a) In the event Tenant shall not then be in default hereunder and shall have made all previous rental payments in a timely manner (no more than two payments in each calendar year being delinquent, as defined in Paragraph 7 hereof), Tenant shall have the right, not earlier than nine (9) months prior to the date of the expiration of the term of this Lease and not later than six (6) months prior to the date of the expiration of the term of this Lease, to renew the term of this Lease for a further term of three (3) years from the date of expiration of the term of this Lease.

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              (b) Such election shall be made by Tenant by serving upon Landlord a notice in writing to the effect that Tenant elects to renew and extend the term of this Lease for such extended term.

              (c) In the event Tenant shall elect to renew this Lease and shall serve notice of such election, upon the expiration of the term of this Lease, it shall be automatically extended for an additional term of three (3) years from the date of expiration of the original term of this Lease.

              (d) Except for the redetermination of the base rental in accordance with this Paragraph 4, all other terms and conditions of the original lease agreement shall apply to the extended term.

              (e)  (i)   During the extended term of this Lease, if any, Tenant
shall pay to Landlord as Minimum Base Rent for the Premises monthly rent in an amount equal to 95 percent of the then current fair market value of the Premises. Such Minimum Base Rent shall be increased at normal and customary intervals during the extended term.

                   (ii) Landlord and Tenant shall have thirty (30) days after the date of service of Tenant's notice to agree on such monthly fair market rental value of the Premises and the adjustments thereto. If Landlord and Tenant agree on such amounts during such thirty (30) day period, then they shall immediately execute an amendment to this Lease setting forth the Minimum Base Rent for the extended term of this Lease. If Landlord and Tenant are unable to agree on such amounts within such thirty (30) day period, then they shall each, within thirty (30) days of the expiration of such period, appoint a real estate broker or appraiser knowledgeable of the monthly rentals charged for similar commercial space in the Cupertino area and such brokers and/or appraisers shall then endeavor to agree on the monthly fair market rental value of the Premises and on the adjustments thereto. If the two brokers and/or appraisers agree on the monthly fair market rental value of the Premises and on the adjustments thereto, their decision shall be binding on the parties. If either party hereto does not appoint a broker or appraiser within such second thirty (30) day period, then the single broker or appraiser appointed shall be the sole broker or appraiser and shall establish such amounts alone.

                   (iii) If the brokers and/or appraisers so appointed are unable to agree on the monthly fair market rental value of the Premises and on the adjustments thereto within thirty (30) days after the second broker or appraiser has been appointed, then the brokers and/or appraisers shall attempt to select a third broker or appraiser meeting the qualifications set forth above within ten (10) days after the last day the two brokers and/or appraisers are given to establish such amounts. If the two brokers and/or appraisers are unable to agree on a third person, either party hereto, after giving ten (10) days I notice to the other party, can apply to the then President of the Real Estate Board of Santa Clara County, or to the presiding judge of the Superior Court of Santa Clara County, for the selection of a third broker or appraiser. The three brokers and/or appraisers shall then establish the monthly fair market rental value of the Premises and adjustments thereto, by majority vote. Landlord and Tenant shall each bear the cost of their own broker or appraiser and 1/2 of the cost of appointing the third broker or appraiser and of the third broker's or appraiser's fee.

              (f) In the event that Tenant has exercised its option to renew this Lease at the end of the initial term and If Tenant shall not then be In default hereunder and shall have made all previous rental payments in a timely manner (no more than one payment In each calendar year being delinquent), Tenant shall have the right, not earlier than nine (9) months prior to the date of the expiration of the first renewal period of this Lease and not later than six (6) months prior to said date to further renew the term of this Lease for a second renewal term of three (3) years from the date of expiration of the first renewal term of this Lease. All of the

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terms contained in Paragraphs 4(b) through 4(e) above shall be applicable to the second renewal period. Tenant shall have no right to renew the term of this Lease for more than two (2) renewal periods of three (3) years each.

                                    HOLDOVER

         5. (a) Holding over after the expiration of the term or extended term, of this Lease, or any oral extension thereof, with the consent of Landlord, which consent shall not unreasonably be withheld, shall be a tenancy from month to month, and the rentals and additional rentals upon the covenants, conditions, limitations, and agreements are subject to the exceptions and reservations contained in this Lease. The rental rate is to be the same rate last charged hereunder.

              (b) If Tenant remains in possession without Landlord's consent after termination of the Lease, by lapse of time or otherwise, Tenant shall pay Landlord for each day of such retention one-fifteenth (1/15th) of the amount of the monthly rental for the last month prior to such termination and Tenant shall also pay all costs, expenses and damages sustained by Landlord by reason of such retention, including, without limitation, claims made by a succeeding tenant resulting from Tenant's failure to surrender the Premises.

                                      RENT

         6. (a) Tenant shall be entitled to use and occupy the Premises during the first seven (7) months of the term free of Minimum Base Rent. During the next seventeen (17) months of the term, Tenant shall pay to Landlord as Minimum Base Rent for the Premises, the sum of Twenty Two Thousand Four Hundred Eighteen Dollars ($22,418.00) per month. All rents shall be payable in advance and due on the first day of each and every month of the term of this Lease. Tenant shall pay the Minimum Base Rent for the eighth (8th) month of the term on execution hereof together with the Security Deposit mentioned in Paragraph 8 below.

         The Minimum Base Rent for the Premises for the next twenty four (24) month period shall be an amount equal to the Minimum Base Rent of the first two years, i.e., $22,418.00 adjusted upward as of the 1st day of May, 1997 (the adjustment date) according to the following computation:

         The base for computing this first adjustment is the index figure for February, 1995 as shown in the Consumer Price Index (CPI), All Urban Consumers, San Francisco-Oakland-San Jose, based on the period 1982-84 = 100 as published by the U.S. Dept. of Labor's Bureau of Labor Statistics. The Minimum Base Rent shall be increased by the percentage Increase in the CPI over the two (2) year period. For example, assuming the base figure for February, 1995 is 149.4 and the index figure for February, 1997 is 164.3, the increase In the CPI is:

                        164.3 - 149.4 = 0.10 = 10.0%
                        -------------
                           149.4

         In this example, the Minimum Base Rent would be Increased on May 1, 1997 by 10%.

         In no event shall the Minimum Base Rent be increased by less than 4% per annum (8% per 2 year adjustment) nor more than 7% per annum (14% per 2 year adjustment).

         The Minimum Base Rental shall also be increased on May 1, 1999, May 1, 2001, and May 1, 2003 in a similar manner except that the base for each such adjustment shall be index figure for February of the second year prior to the year in which the adjustment is being made and the Index


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         figure for February of the year of each adjustment shall be used to determine the increase in the CPI and the rent for each twenty four month period.

         The index for each adjustment date shall be the one reported in the U.S. Department of Labor's most comprehensive official index then in use and most nearly answering the foregoing description of the index to be used. If it is calculated from a base different from the base period 1982-84 = 100 used for the base figure above, the base figure used for calculating the adjustment percentage shall first be converted under a formula supplied by the Bureau.

         The index figure for February of the year of each adjustment may not be available by April 1st. Therefore, Tenant shall continue to pay the Minimum Base Rental for the prior twenty four month period on April 1 of the current year. As soon as the index figure is available, Landlord shall perform the above calculations and notify Tenant of the new rent and Tenant shall pay to Landlord within 20 days of receipt of Landlord's notification together with Landlord's calculations, the increased rent.

              Rent for any period which is for less than one (1) month shall be a prorated portion of the monthly installment stated herein, based upon a thirty
(30) day month. Said rental shall be paid, without prior notice or demand and without deduction or offset, in lawful money of the United States of America at 800 El Camino Real, Suite 175, Menlo Park, California 94025 or at such other place as Landlord may from time to time designate in writing.

              (b) As additional rent, Tenant shall pay to Landlord or directly to the tax collector, at the direction of Landlord, all real property taxes and assessments (general and special), in lieu real property taxes, rent taxes, gross receipt taxes (whether assessed against Landlord or assessed against Tenant and collected by Landlord, or both). Such taxes shall be prorated if the commencement and termination dates of this Lease do not correspond to the tax year. Notwithstanding the above, Tenant shall not be responsible for any increase in any of the above caused by a reassessment due to a change in ownership (as said term in defined in California Revenue and Taxation Code
Section 60 et seq. as the same may be amended) during the first five (5) years of the initial term of this Lease.

                   As additional rent, Tenant shall pay to Landlord the cost of the insurance policy or policies referred to in Paragraph 17(b) attributable to the Premises, pro-rated if the commencement and termination dates of this Lease do not correspond to the periods covered by such policy or policies.

                   The above additional rents shall be due and payable thirty
(30) calendar days after Landlord has furnished Tenant with a photocopy of the tax bill or premium notice, as the case may be. Any sums not paid on or before such due date shall bear interest as the highest rate allowed by law in addition to any penalties that may be imposed by the taxing authorities for delinquent payments.

                   As further additional rent Tenant shall either maintain the entire Premises except as set forth in subparagraph 13 (b), including, but not limited to, the parking lot, paving, striping, and any landscaping or shall pay to Landlord the cost of any such maintenance expenses in the event Landlord provides some or all of such maintenance. Landlord shall bill Tenant on a monthly basis as such expenses are incurred by Landlord and Tenant shall pay such additional rent to Landlord with its Minimum Base Rent. Should Tenant fail to

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pay for any such maintenance within thirty (30) days of the date of the bill,
Tenant shall post an additional deposit of Five Thousand Dollars ($5,000.00) within fifteen (15) days after written demand from Landlord. Thereafter, Landlord may apply such additional deposit to such additional rent in the same manner as the security deposit mentioned below and Tenant shall replenish such deposit on demand in the same manner set forth In Paragraph 8(a) below.

                                  LATE CHARGES

         7. Tenant agrees that all Minimum Base Rent not received by Landlord within ten (10) calendar days of the due date shall be considered delinquent and agrees to pay a late charge equal to eight percent (8%) of the delinquent payment within five (5) business days after receipt of written notice of non receipt of payment. Rent mailed and bearing a U. S. Postal Service postmark of the third (3rd) of a month shall not be considered delinquent no matter when received. Additionally, any delinquent payments not paid within thirty (30) days of the original due date shall bear interest at the lower of the maximum rate then allowed by law or two points over the reference rate (prime rate) charged by the San Francisco Main Branch of the Bank of America.

                                SECURITY DEPOSIT

         8. (a) Tenant shall deposit with Landlord the total sum of Twenty Two Thousand Four Hundred Eighteen Dollars ($22,418.00) on execution hereof. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its General funds, and tenant shall not be entitled to any interest on said deposit.

              (b) If Landlord's interest in this Lease is terminated, Landlord shall transfer said deposit to Landlord's successor in interest and Landlord's successor agrees to be bound by the terms of this Lease.

                                 USE OF PREMISES

         9. (a) Tenant shall use the Premises for general administration, marketing, production, data center, and general office uses and other legally related uses and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

              (b) Tenant shall not knowingly do or permit anything to be done in or about the Premises nor bring or keep anything therein which will:

                   (i) increase the existing rate of or affect any fire or other insurance upon the building or any of its contents unless Tenant agrees to pay such increased rate, or

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                   (ii) cause cancellation of any insurance policy covering said building or any part thereof or any of its contents.

              Tenant shall not knowingly use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not knowingly commit or suffer to be committed any waste in or upon the Premises. Tenant shall not place any loads upon the floors, walls, or roof which endanger the structure or place any harmful liquids or other toxic waste in the drainage system of the Premises or in any other place in on or about the Premises. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain on any portion of the Premises outside of the building, except as approved by the City of Cupertino.

                               COMPLIANCE WITH LAW

         10. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, and governmental rules, regulations or requirements, pertaining to the specific use of the Premises by Tenant, including, but not limited to, those relating to the protection of the environment and storage and disposal of toxic materials, now in force or which may hereafter be in force except that Tenant shall not be required to make structural changes not related to or affected by Tenant's improvements or acts.

         Landlord represents to Tenant that to its best knowledge the Premises are not in violation of any laws, statutes, ordinances, codes, and governmental rules, regulations or requirements. Tenant acknowledges that prior to the execution of this Lease, Tenant was given the opportunity to have the Premises inspected for potential violations of the Americans with Disabilities Act and be relieved of any obligations to enter into this Lease If the cost of compliance exceeded Five Thousand Dollars ($5,000.00). Tenant therefore agrees that its execution of this Lease shall be deemed to be a waiver of said condition.

         Tenant shall also comply with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not required or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

                            ALTERATIONS AND ADDITIONS

         11. (a) Landlord shall provide Tenant with a tenant improvement allowance of One Hundred One Thousand Nine Hundred Dollars ($101,900.00) for Tenant to use in improving the Premises, including, but not limited to, the painting of the exterior and interior of the building, construction of conference rooms and offices, and other interior improvements. Tenant shall not make or allow any alterations, additions or improvements of or to the Premises without Landlord's prior written consent, which consent shall not unreasonably be withheld. Landlord's consent shall not be required for any non


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structural Tenant improvements costing less than Five Thousand Dollars
($5,000.00). Any such alterations, additions or improvements, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture, and trade fixtures, shall become a part of the realty, shall belong to Landlord and shall be surrendered with the Premises at expiration or termination of the Lease. If Landlord consents to any such alterations, additions or improvements by Tenant, they shall be made by Tenant at Tenant's sole cost and expense, and any contractor or person selected by Tenant to perform the work shall first be approved of, in writing, by Landlord, which approval shall not be unreasonably withheld. Landlord further reserves the right to require all plans for structural improvements and alterations to be approved by its structural engineer. No such work shall be allowed to commence until three (3) days have elapsed from the date of Landlord's consent. Upon expiration, or sooner termination, of the term hereof, Tenant shall, upon written demand by Landlord given at least one hundred twenty (120) days prior to the end of the term, promptly remove any alterations, additions or improvements made by Tenant and designated by Landlord to be removed. Such removal and repair of any damage to the Premises caused by such removal shall be at Tenant's sole cost and expense.

              (b) Tenant shall not place or permit to be placed in, upon, or about the Premises any signs not approved by the City of Cupertino or other governing authority. Tenant shall not place, or permit to be placed, upon the Premises, any signs, advertisements or notices without Landlord's prior written consent which shall not be unreasonably withheld or delayed. Any sign so placed on the Premises shall be placed upon the understanding and agreement that Tenant shall remove same at the termination of the tenancy created herein and repair any damage or injury to the Premises caused thereby, and if not so removed by Tenant then Landlord may have the same so removed at Tenant's expense.

                                      LIENS

         12. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. In the event a mechanic's lien is recorded against the Premises and is not removed within ten (10) business days after Landlord gives written notice to Tenant to cause the removal of same, Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1-1/2) times the estimated cost of any improvements, additions, or alterations by Tenant, to insure Landlord against liability for mechanic's and materialmen's liens and to insure completion of the work. Landlord shall also have the right to post and maintain on the Premises such notices of nonresponsibility as may be required by law to protect Landlord's rights herein.

                             REPAIRS AND MAINTENANCE

         13. (a) Tenant accepts the Premises in an "AS-IS" condition with the following exceptions: (1) Landlord warrants that all electrical, plumbing, and HVAC systems servicing the Premises should be in good operating condition at the time possession is delivered to Tenant; (2) Landlord shall warrant the roof, parking lot, and electrical system to be free from defects for the first six (6) months of the term; and (3) Landlord shall warrant the HVAC systems to be free from defects for the first nine (9) months of the term. Landlord's liability for the above shall be limited to the repair or replacement of any defect and Landlord shall in no way be liable for lost profits or any consequential damages of Tenant. Additionally, Landlord shall not be responsible for the repair or replacement of any HVAC or electrical components installed


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by Tenant or for any damage caused by any roof penetration made by Tenant.
Tenant shall at Tenant's sole cost and expense, keep the Premises and every part thereof including, but not limited to, roof covering (unless it is not feasible to repair the existing roof covering and a new roof covering is required and Tenant has not penetrated the roof causing the damage requiring replacement) the glazing, plumbing, and electrical systems, and the parking areas in good condition and repair, unless caused by a casualty required to be insured pursuant to Paragraph 17 hereof or by any inherent defects. Notwithstanding the above, if during any lease year (May-April), the aggregate cost of repairs to any specific HVAC unit (excluding the costs of preventive maintenance) exceeds thirty percent (30%) of its replacement cost (as determined by two (2) HVAC contractors, one selected by Tenant and one selected by Landlord), Landlord reserves the right to pay the excess of such costs over said thirty percent (30%) or replace such unit with Tenant contributing thirty percent (30%) of the replacement cost less the aggregate repair costs paid by Tenant for such unit during the lease year and in no event shall Tenant be responsible to expend more than sixty percent (60%) of such replacement cost during the term hereof for major repairs (repairs in excess of $500.00). Further notwithstanding the above, until such time as Landlord replaces the entire existing roof, Tenant's obligation to maintain the roof shall not exceed Two Thousand Five Hundred Dollars ($2,500.00) per lease year and Landlord shall be responsible for any excess roof maintenance costs. Tenant further agrees to maintain the Premises and make minor repairs thereto in conformance with any reasonable requirements of any institutional lender of Landlord. Should Tenant at any time during the term of this Lease or any renewal or extension of the term fail to maintain the Premises or make any repairs or replacements as required herein, Landlord may, at its option, enter the Premises and perform such maintenance or make such repairs or replacements for the account of Tenant after reasonable written notice to Tenant. Any sums expended by Landlord in so doing, together with interest thereon at the highest rate allowed by law from the date expended by Landlord until the date repaid by Tenant, shall be due and payable by Tenant to Landlord within fifteen (15) business days after demand of Landlord. Tenant shall upon the expiration or sooner termination of this Lease surrender the Premises to the Landlord in good condition, damage from causes beyond the reasonable control of the Tenant and normal wear and tear excepted. Unless specifically provided in an addendum to this Lease, Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the building in which the Premises are located except as specifically herein set forth.

        (b) Notwithstanding the above provisions of Paragraph 13(a), Landlord shall maintain the structural integrity of the building, including, but not limited to the foundation and exterior walls, of which the Premises are a part, together with the parking lot foundation, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Additionally, Landlord shall guarantee the roof from leakage for one year and will replace the roof covering at any time during the term hereof, if repairs to said covering are no longer economically feasible in the judgment of roofing experts provided that Tenant has not penetrated the roof causing the replacement or done any other acts causing such necessary replacement. Tenant shall give Landlord written notice of any required repairs or maintenance. Landlord shall not be liable for any failure to repair or to perform any maintenance unless such failure shall persist for an


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unreasonable time after written notice.  Except as provided in Paragraph 22 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements to any portion of the building or the Premises or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense or terminate this Lease under any law, statute or ordinance now or hereafter in effect for Landholder's failure to maintain the Premises, provided Landlord commences or arranges for commencement of the required repairs or maintenance within ten
(10) days of receipt of Tenant's written notice; provided, however, that Tenant may make emergency repairs if necessary to prevent a disruption in Tenant's business or imminent danger to its employees and property. In no event shall Tenant's costs of such repairs or maintenance be deducted or offset from any amounts due from Tenant to Landlord.

                           ASSIGNMENT AND SUBLETTING

        14. (a) Tenant shall not, voluntarily or by operation of law, assign, or transfer Tenant's interest under this Lease or in the Premises nor sublease all or any part of the Premises or allow any other person or entity (except Tenant's employees, agents and invitees) to occupy or use all or any part of the Premises without the prior written consent of Landlord. Landlord's consent shall not be unreasonably withheld or delayed. Without in any way limiting Landlord's right to refuse to give consent under this Paragraph 14, Landlord's refusal to give consent shall not be deemed unreasonably withheld if:

                (i) The character, reputation and financial responsibility of the proposed new Tenant or sub-tenant is not reasonably satisfactory or in any event, not at least equal to those possessed by Tenant or represented to be possessed by Tenant as of the date of the execution of this Lease and/or the date of the requested consent. In connection with any such assignment or subletting Tenant shall deliver to Landlord certified financial statements of Tenant and the new proposed tenant or sub-tenant showing their then financial condition as required hereunder.


                (ii) The proposed new tenant or sub-tenant fails to agree in writing to assume and be bound by all the terms and provisions of this Lease.

                (b) Additionally, as a condition to Landlord's consent to an assignment or subletting it is hereby agreed that there shall be paid to Landlord the following: To the extent any rental or other payments under such sublease or assignment exceed the base rental payments payable under the terms of this Lease plus the assignment or subleasing commissions, and other costs of assigning or subleasing, and tenant improvement costs over Landlord's allowance (such excess tenant improvement costs shall be reasonable), all amortized over the initial term of the sublease or remainder of the lease term, 100% of such excess (the total of such excess is referred to herein as "Excess Payments") shall be paid to Landlord as such Excess Payments become due and payable under the terms of the assignment or subletting.

                (c) In the event Tenant proposes to transfer, assign, or sublet any of Tenant's interests herein or enter into any license or concession agreement Tenant shall thirty (30) days prior to the proposed transaction supply to Landlord the following in writing:

                (i) The name and address of the proposed assignee, transferee, or sub-lessee.

               (ii) All details as to the proposed assignment or subletting including without limitation all of the terms and conditions thereof including all sums or considerations to be paid.

               (iii) A certified financial statement dated within thirty (30) days of the date of notification of the proposed transferee, assignee, or sub-lessee certified by the chief financial officer of such transferee as being true and correct.

               (iv) Within ten (10) days of any assignment or sub-lease Tenant shall deliver to Landlord true, correct and complete copies of such agreement, assignment or sublease and material documents pertaining thereto.

               Landlord shall have ten (10) business days within which to respond to Tenant's notice. Failure on the part of Landlord to respond within such time shall be deemed to constitute Landlord's approval of the proposed transfer. Anything contained in this Paragraph 13 to the contrary notwithstanding, no transfer, assignment, sub-letting of any of Tenant's interests herein shall be effective unless all of the above provisions are complied with within the time limits provided.


               (d) Any additional documentation reasonably required by Landlord shall be prepared and executed by Tenant and its assignee or sub-lessee or transferee as part of the assignment or sub-letting or transfer before it shall be effected.

               (e) Anything contained herein to the contrary notwithstanding, regardless of whether or not Lessor's consent is required, no sub-letting or assignment or transfer of any of Tenant's interests hereunder shall be deemed to release Tenant from any liability under the terms of this Lease. A consent to one assignment, subletting, occupation or use shall not be deemed a consent to any subsequent assignment, subletting, occupation or use. Any such purported assignment, subletting, or permission to occupy or use without such consent from Landlord shall be void and shall, at the option of Landlord, constitute a default under this Lease.

               (f) Notwithstanding anything to the contrary in this Article 14, Tenant shall have the right, without Landlord's prior consent, to assign its interests under this Lease or to sublease all or any portion of the Premises for all or any portion of the term of this Lease, to any affiliate of Tenant. For purposes hereof, the term "affiliate" shall mean any entity which controls, is controlled by, or is under common control with, Tenant, or a purchaser of all or substantially all of Tenant's assets. In addition, the provisions of subparagraph 14(b) shall not apply to any such affiliate transfer, nor shall the provisions of said subparagraph 14(c) apply to any such affiliate transfer; provided, however, that any such affiliate shall be obligated to use and occupy the Premises for a purpose equivalent to the purposes for which Tenant has occupied the Premises pursuant to this Lease. Any proposed change in use by any such affiliate shall be subject to the reasonable prior approval of Landlord.

                                 HOLD HARMLESS

15. (a) Tenant shall indemnify Landlord against and hold Landlord and Landlord's property harmless from any and all liability, claims, loss, damages, or expense, including reasonable counsel fees and costs, arising by reason of the death or injury of any person, including Tenant or any person who is an employee, agent, or customer of Tenant, or by reason of damage to or destruction of any property, including property owned by Tenant or any person who is an employee, agent, or customer of Tenant, caused or allegedly caused by:

                   (i) Any cause whatsoever while such person or property is in or on said Premises;

                   (ii) Some condition of said Premises for which Tenant is responsible or for which Landlord is responsible and Landlord has not been given notice thereof and reasonable time to correct;

                   (iii) Some act or omission on said Premises of Tenant or any person in or on said Premises with the permission of Tenant; or

                   (iv) Tenant's use, storage, or disposal of hazardous wastes, toxic substances, or related materials ("hazardous materials"). Hazardous materials shall include, but not be limited to, substances defined as "hazardous substances", "hazardous materials", or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act; and those substances defined as "hazardous wastes" in Section 25117 of the California Health and Safety Code; in the regulations adopted and publications promulgated pursuant to such laws; and in the Hazardous Material Storage Ordinance of the City of Cupertino, if any, as amended.

              The indemnity of Tenant provided above shall not apply to any damage: (1) covered by insurance; (2) caused by a defect in the Premises; (3) caused by the willful misconduct, negligence or omission of Landlord, its agents or employees; or (4) caused by a breach of this Lease by Landlord.

              (b) Tenant hereby assumes all risk of damage to property or injury to persons in or upon the Premises, from any cause other than the following: (1) the willful misconduct, negligence or omission of Landlord, its agents or employees; (2) defects in the Premises; and (3) a breach of this Lease by Landlord and Tenant hereby waives all claims in respect thereof against Landlord. Landlord and its agents shall not be liable for any damage to property entrusted to employees of the building, nor for loss or damage to any property by theft or otherwise, nor from any injury to or damage to persons or property resulting from any cause whatsoever, unless caused by or due to the following:
(1) the willful misconduct, negligence or omission of Landlord, its agents or employees; (2) defects in the Premises; and (3) a breach of this Lease by Landlord.

              (c) If any action or proceeding is brought against Landlord by reason of any claim for which Tenant has an obligation to indemnify Landlord as set forth above, Tenant shall defend Landlord therein at Tenant's expense by counsel reasonably satisfactory to Landlord.

              (d) Landlord and its agents and employees shall not be liable for interference with the light or other incorporeal hereditaments, or loss of business by Tenant unless the same is caused by the gross negligence or willful misconduct of Landlord, its agents, or employees. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the buildings or of alleged defects in the building, fixtures or equipment, provided that Tenant has actual knowledge of such matters.

              (e) To the best of Landlord's knowledge, as of the date of this Lease, there were no hazardous materials on, in, under or about the Premises or the property on which the Premises are located (the "Property") except that a 1,000 gallon diesel fuel tank currently exists beneath the surface of the parking lot at the rear of the building on the Premises. Said tank is owned and operated by Apple Computer, Inc., the current tenant. Apple Computer, Inc. will be removing said tank and restoring the parking lot surface prior to the completion of Tenant's tenant improvements. Landlord hereby indemnities and agrees to hold Tenant free and harmless from any environmental problems which result from the existence of or removal of said tank. Furthermore, except with respect to hazardous materials released on the Premises or Property by Tenant, Landlord shall indemnify, defend, protect and hold Tenant and its employees, agents, officers and directors, harmless from and against any claims, actions, proceedings, judgments, losses, costs, damages, liabilities, fines, penalties, punitive damages or expenses (including, without limitation, reasonable attorneys', experts' and consultants' fees, investigation and laboratory fees, court costs and litigation expenses) directly or indirectly resulting from, arising out of, or based upon: (i) the presence of any hazardous materials on, under, in or about the Premises or the Property, unless such hazardous materials are released onto the Premises or Property by Tenant; or (ii) the violation or alleged violation by Landlord of any laws, regulations, orders, or permits relating to the use, generation, manufacture, installation, release, discharge, storage or disposal of hazardous materials on, under, in or about the Premises or the Property. This indemnity shall include, without limitation: (i) any damage, liability, fine, penalty, punitive damages, cost or expenses arising from or out of any claim, action, suit or proceeding for personal injury (including, without limitation, sickness, disease or death), tangible property damage, nuisance, pollution, contamination, leak, spill, release or other effect on the environment; and (ii) the cost of any required or necessary investigation, repair clean-up, or treatment of the Premises and/or the Property, and the preparation and implementation of any closure, disposal, remedial or other required action in connection with the Premises and/or the Property, except for hazardous materials released on the Premises or the Property by Tenant. Landlord's obligations hereunder shall survive the expiration or earlier termination of this Lease.

                  RELEASE FROM LIABILITY/WAIVER OF SUBROGATION

         16. Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss of the type required by this Lease to be insured against. Landlord and Tenant hereby agree to obtain any special endorsements (including waivers of subrogation) required by their insurance carriers in order to effectuate the foregoing mutual release.

                                    INSURANCE

         17. (a) Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against claims occurring in, on or about the Premises and all areas appurtenant thereto. The limit of said insurance shall not, however, limit the liability of Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing however, said insurance by Tenant shall name Landlord as an additional insured. If Tenant falls to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder, shall be in companies rated A+, Class X or better in "Best's Insurance Guide".

Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amount of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage except after fifteen (15) days prior written notice to Landlord. The minimum acceptable amount of comprehensive liability insurance is $2,000,000 per accident, and property damage in an amount of not less than $1,000,000.00 per occurrence. The above stated minimum levels of coverage are subject to amendment by Landlord upon ninety (90) days written notice should the economic conditions, In the discretion of Landlord, warrant adjustment thereof. Tenant may, at its own expense, also insure or self insure its inventory, fixtures, equipment, furniture, and its own Tenant improvements. Tenant acknowledges that Landlord shall have no responsibility for insuring such items.

              (b) Landlord shall carry and maintain, during the entire term, including extensions hereof, fire and all risk insurance insuring the Premises and the initial tenant improvements for their full replacement cost. Said insurance policy or policies shall cover at least the following risks: fire, smoke damage, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, malicious mischief, vandalism, aircraft, flood, earthquake and sprinkler leakage. Additionally, such policy or policies shall have a loss of rents (12 months) endorsement. Tenant shall pay to Landlord as additional rent, the cost of such policy or policies (and with respect to earthquake insurance, only if available at commercially reasonable rates) pursuant to Paragraph 6(b). Any loss payable under such insurance shall be payable to Landlord and any Lender holding an encumbrance on the Premises. The proceeds from any such policy or policies for damages to the Premises shall be used for the repair of the Premises except as set forth in Paragraph 22.

                             SERVICES AND UTILITIES

         18. (a) Tenant shall provide and pay for its own utilities, janitorial services, trash removal and all other material and services it desires in connection with its occupation and use of the Premises. Tenant acknowledges that it understands that Landlord is not obligated to provide services, materials or supplies, including but not limited to, janitorial services or maintenance services, to Tenant.

              (b) Tenant shall not connect with electric current except through approved electrical outlets in the Premises or such additional electrical outlets as may be installed by a licensed electrical contractor in conformance with the then applicable building codes, any apparatus or device, for the purpose of using electric current.

                             PERSONAL PROPERTY TAXES

         19. Tenant shall pay before delinquency, all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises, except that which has been paid for by Landlord and is the standard of the building. If any of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property are assessed and taxed with the building, Tenant shall pay to Landlord its share of such taxes within ten
(10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

                              RULES AND REGULATIONS

         20.  Intentionally omitted.

                                ENTRY BY LANDLORD

         21. (a) Landlord reserves the right to enter the Premises at any time to inspect the Premises, to submit the Premises to prospective purchasers or tenants, to post notice of non-responsibility, and to alter, improve, maintain or repair the Premises that Landlord deems necessary or desirable, all without abatement of rent. Except in the cases of emergencies and to post notices of nonresponsibility, Landlord shall give telephone notice twenty four (24) hours in advance, unless Tenant waives such notice, prior to entering the Premises. Landlord may erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, but shall not block the entrance to the Premises nor interfere with Tenant's business or parking, except as reasonably required for the particular activity by Landlord. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance, interference with quiet enjoyment, or other damage arising out of Landlord's entry on the Premises as provided in this paragraph, except damage, if any, resulting from the willful misconduct or negligence of Landlord or its authorized representatives.

              (b) In an emergency, Landlord shall have the right to use any means which Landlord deems reasonably necessary to obtain entry to the Premises without liability to Tenant, except for any failure to exercise due care for Tenant's property. Any such entry to the Premises by Landlord shall not be construed or deemed to be forcible or unlawful entry into or a detainer of the Premises or an eviction of Tenant from the Premises or any portion thereof.

                           DESTRUCTION/RECONSTRUCTION

         22. (a) If ten percent (10%) or less of the Premises is damaged by an uninsured peril, Landlord shall promptly and diligently proceed to repair and restore the same to substantially the same condition as existed prior to such damage or destruction; provided, however, that should such damage be caused by the act, negligence or fault or omission of any duty with respect to the same by Tenant, its agents, servants, employees or invitees, Tenant, and not Landlord, shall be so obligated to repair and restore. If the Premises are damaged by an uninsured peril rendering more than ten percent (10%) of the Premises unusable for the conduct of Tenant's business, Landlord may, upon written notice, given to Tenant within thirty (30) days after the occurrence of such damage, elect to terminate this Lease (the effective date of such termination shall be as mutually agreed upon and if the parties fail to agree on such a date, the effective termination date shall be the date that is thirty (30) days after the date Landlord gives written notice of its election to terminate this Lease); provided, however, Tenant may, within thirty (30) days after receipt of such notice, elect to make any required repairs and/or restoration, in which event this Lease shall remain in full force and effect, and Tenant shall thereafter diligently proceed with such repairs and/or restoration.

              (b) If the Premises are damaged or destroyed by fire or other insured peril, Landlord shall promptly and diligently proceed to repair and restore the same to substantially the same condition as existed prior to such damage or destruction; provided, however, that Landlord shall not be obligated to repair and restore until either the insurer acknowledges that the loss is covered by insurance and sufficient proceeds of such insurance are available to Landlord to pay the costs (including a reasonable allowance for contractor's profit and overhead not to exceed ten percent (10%) of the repairs and/or restoration) or the Tenant agrees to pay such costs to Landlord. If the existing laws do not permit the restoration, either party can terminate this Lease immediately by giving notice to the other party.

                   If the cost of restoration exceeds the amount of insurance proceeds, and Tenant has not agreed to pay the cost of repairs and/or restoration to Landlord, either party can elect to terminate this Lease by giving notice to the other within fifteen (15) days after determining that the restoration cost will exceed the insurance proceeds. In the case of destruction to the Premises, if Landlord elects to terminate this Lease, Tenant, within fifteen (15) days after receiving Landlord's notice to terminate, can agree to pay to Landlord the difference between the amount of insurance proceeds and the cost of restoration in which case Landlord shall restore the Premises. Landlord shall give Tenant satisfactory evidence that all sums contributed by Tenant as provided in this paragraph 22 have been expended by Landlord in paying the cost of restoration.

                   If Landlord elects to terminate this Lease and Tenant does not elect to contribute toward the cost of restoration as provided herein, this Lease shall terminate, and all of the proceeds of the insurance shall be paid to Landlord; provided, however, that in the event such proceeds shall include any amounts paid for damage to or destruction of property belonging to Tenant, Landlord shall within ten (10) days of receipt, pay over such amounts to Tenant in the following manner: Out of the gross proceeds paid by insurance to Landlord, Landlord shall retain an amount equivalent to the current replacement value of the building and improvements owned by Landlord; after Landlord has been so paid from the insurance proceeds, if there remains a balance of such insurance proceeds which represent payment for damages to or destruction of improvements added by Tenant after the date of Tenant's occupancy of the Premises, then, to the extent of any remaining balance of the insurance proceeds and to the extent of Tenant's direct costs of making such added improvements, Landlord shall be obligated to pay over to Tenant such remaining insurance proceeds. During any such repairs or restoration described in this paragraph 22, rent shall abate in proportion to the area of the Premises rendered unusable by such damage or destruction; provided, however, that Landlord shall have no liability by reason of injury to or interference with Tenant's business or property arising from the making of any repairs, alterations, or improvements in or to any portion of the Premises or in or to fixtures, appurtenances and equipment therein; and further provided, that if the damage was caused by the fault or neglect of Tenant, its agents or employees, there shall be no such abatement of rent. If the Premises are destroyed or substantially damaged within one year of the end of this Lease term or extensions thereof, Landlord or Tenant shall each have the option to cancel the Lease, and all insurance proceeds on the real property shall be paid to Landlord.

                   In the event Tenant shall have paid all or a portion of the costs of any repairs or restorations for which Landlord subsequently receives insurance proceeds, then to the extent that such insurance proceeds and Tenant's payments exceed Landlord's cost of repair and/or restoration, Landlord shall reimburse Tenant to the extent of Tenant's payments.

              (c) Landlord shall not be required to repair any damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor coverings, partitions, or any other property installed in the Premises by Tenant.

                                     DEFAULT

         23. Occurrence of any of the following events shall constitute a default and breach of this Lease by Tenant.

              (a) The vacating and abandonment of the Premises by Tenant.

              (b) The failure by Tenant to make any payment of rent or any other payment required of Tenant hereunder, as and when due, if such failure continues for three (3) days after written notice thereof by Landlord to Tenant.

              (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease other than described in Paragraph 23(b) above, where such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided however, that if Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

              (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors or the filing by or against Tenant of a petition to have Tenant adjudged bankrupt, or a petition, or reorganization or arrangement under any law relating to bankruptcy (unless in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

                                    REMEDIES

         24. Landlord shall have the following remedies if Tenant commits a default. These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law.

              (a) Landlord may continue this Lease in full force and effect, as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent when due. During the period Tenant is in default, Landlord may enter the Premises and relet them, or any part of them, to third parties for Tenant's account. Tenant shall be liable to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, reasonable broker's commissions and expenses of remodelling the Premises required by the reletting. Reletting may be for a period shorter or longer than the remaining term of the Lease. Tenant shall pay to Landlord the rent due under this Lease as and when due, less the rent Landlord receives from any reletting. No act by Landlord allowed by this Paragraph shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate Tenant's right to possession of the Premises. If Tenant obtains Landlord's consent, Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability. Landlord's consent to a proposed assignment or subletting shall not be unreasonably withheld.

              (b) Landlord may terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to recover from Tenant:

                   (i) The worth, at the time of the award of the unpaid rent that had been earned at the time of termination of this Lease;

                   (ii) The worth, at the time of the award of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

                   (iii) The worth, at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

                   (iv) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

         "The worth, at the time of the award", as used in (i) and (ii) of this subparagraph, is to be computed by allowing interest at the maximum rate allowed by law. "The worth, at the time of the award", as referred to in (iii) of this subparagraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

                                 EMINENT DOMAIN

         25. If more than twenty-five percent (25%) of the Premises or ten percent (10%) of the building in which the Premises are located is taken or appropriated by any public or quasi-public authority under powers of eminent domain, either party hereto shall have the right at its option, to terminate this Lease effective as of the date of taking. If less than twenty-five percent (25%) of the Premises or ten percent (10%) of the building in which the Premises are located is taken (or neither party elects to terminate as above provided if more than twenty-five percent (25%) of the Premises or ten percent (10%) of the building in which the Premises are located is taken), the Lease shall continue, and the rental thereafter to be paid shall continue, but the rental thereafter to be paid shall be equitably reduced. Whether or not the Lease is terminated by reason of any such taking or appropriation, Landlord shall be entitled to the entire award and compensation for the taking which is paid or made by the public or quasi-public agency, and Tenant shall have no claim against said award; except for amounts paid directly to Tenant for its moving expenses, interruption to its business or damage to personal property or trade fixtures. A voluntary sale by Landlord to any public body or agency having the power of eminent domain, either under threat of condemnation or while the condemnation proceedings are pending shall be deemed to be a taking under the power of eminent domain for the purposes of this Paragraph.

                              ESTOPPEL CERTIFICATE

         26. Tenant shall at any time and from time to time, upon not less than ten (10) business days prior written notice from

Landlord, execute, acknowledge, and deliver to Landlord a statement in writing,
(a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modifications and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Premises.

                                  SUBORDINATION

         27. Tenant agrees upon request of Landlord and the holder of any deed of trust affecting the Premises to subordinate this Lease and its rights hereunder to the lien of any mortgage, deed of trust or other encumbrance, together with any conditions, renewals, extensions, or replacements thereof, now or hereafter placed, charged or enforced against the Landlord's interest in this Lease and the leasehold estate thereby created, the Premises or the land, building or improvements included therein, and deliver (but without cost to Tenant) at any time and from time to time upon demand by Landlord such documents as may be required to effectuate such subordination; provided, however, that Tenant shall not be required to effectuate such subordination, nor shall Landlord be authorized to effect such subordination on behalf of Tenant, unless the mortgagee or trustee named in such mortgage, deed of trust or other encumbrance shall first agree in writing, for the benefit of Tenant, that so long as Tenant is not in default under any of the provisions, covenants or conditions of this Lease on the part of Tenant to be kept and performed, that neither this Lease nor any of the rights of Tenant hereunder shall be terminated or modified or be subject to termination or modification, nor shall Tenant's possession of the Premises be disturbed or interfered with, by any trustee's sale or by an action or proceeding to foreclose said mortgage, deed of trust or other encumbrance.

         In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

         In the event that the mortgagee or beneficiary of any such mortgage or deed of trust elects to have this Lease prior to its mortgage or deed of trust, then and in such event upon such mortgagee or beneficiary giving written notice to Tenant to that effect, this Lease shall be deemed prior to such mortgage or deed of trust whether this Lease is dated or recorded prior to or subsequent to the date of recordation of such mortgage or deed of trust.

                                     PARKING

         28. Tenant shall have the exclusive right to use the parking facilities provided by Landlord subject to any recorded easements. Landlord shall have no obligation to police the use of the parking facilities, however.

                                    AUTHORITY

         29. Corporate Authority. If Tenant is a corporation, each individual executing this Lease an behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms except as it may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws or by other laws affecting creditors' or lessors' rights generally and except as to the availability of equitable relief.

              Partnership Authority. If Tenant is a partnership, each individual executing this Lease on behalf of said partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said partnership and that this Lease is binding upon said partnership and its partners In accordance with its terms.

                               GENERAL PROVISIONS

         30.  General Provisions.

              (a) Clauses, plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.

              (b) The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other terms, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

              (c) All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sufficient if delivered in person or sent by United States Mail, postage prepaid, addressed to the Tenant at the Premises or to such other place as Tenant may from time to time designate in a written notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sufficient if delivered in person, by receipted courier service, or sent by United States Mail, postage prepaid, addressed to the Landlord at 800 El Camino Real, Suite 175, Menlo Park, California 94025 or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant. Any such notice is effective at the time of delivery or if mailed, two (2) business days after mailing.

              (d) If there be more than one Tenant, the obligations hereunder imposed upon Tenants shall be joint and several.

              (e) The paragraph titles to the paragraphs of this Lease are not a part of this Lease and shall have no affect upon the construction or interpretation of any part hereof.

              (f) Time is of the essence of this Lease and each of its provisions in which performance is a factor.

              (g) The time in which any act provided by this Lease is to be done is computed by excluding the first day and including the last, unless the last day is a Saturday, Sunday, or holiday, and then it is also excluded. The term "holiday" shall mean all holidays specified in Sections 6700 and 6701 of the Government Code.

              (h) The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

              (i) Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

              (j) Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

              (k) This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease. No prior agreements or understandings pertaining to any such matters shall be effective for any purpose. No provision of this Lease shall be amended or added except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

              (l) If either party shall be delayed or prevented from the performance of any act required by this Lease by reason of acts of God, strikes, lockouts, labor troubles, inability to procure materials, restrictive governmental laws, or regulations or other cause, without fault and beyond the reasonable control of the party obligated (financial inability excepted), performance of such act shall be excused for the period of the delay; and the period for the performance of any such act shall be extended for a period equivalent for the period of such delay, provided, however, nothing in this section shall excuse Tenant from the prompt payment of any rental or other charge required of Tenant except as may be expressly provided elsewhere in this Lease.

              (m) In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorney's fees.

              (n) In the event of any sale of the building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out all of the covenants and obligations of the Landlord under this Lease.

              (o) Tenant shall not use the name of the building or of the development in which the building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

              (p) Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

              (q) No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

              (r) This Lease shall be governed by the laws of the State of California.

              (s) Tenant shall not conduct any auction, on or at the Premises or building without Landlord's prior written consent.

              (t) Nothing contained in this Lease shall be deemed or construed by the parties or by any third person to create the relationship of principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant, and neither the method of computation of rent nor any other provisions contained in this Lease nor any acts of the parties shall be deemed to create any relationship between Landlord and Tenant other than the relationship of Landlord and Tenant.

              (u)  (i)   The language in all parts of this Lease shall in all
cases be simply construed according to its fair meaning and not strictly for or against Landlord or Tenant. Unless otherwise provided in this Lease, or unless the context otherwise requires, the following definitions and rules of construction shall apply to this Lease.

                   (ii) In this Lease the neuter gender includes the feminine and masculine, and the singular number includes the plural, and the word "person" includes corporation, partnership, firm, or association wherever the context so requires.

                   (iii) "Shall", "will", and "agrees" are mandatory, "may" is permissive.

                   (iv) All references to the Term of this Lease or the Lease Term shall include any extensions of such Term.

                   (v) Parties shall include the Landlord and Tenant named in this Lease.

                   (vi) As used herein, the word "sublessee" shall mean and include, in addition to a sublessee and subtenant, a licensee, concessionaire, or other occupant or user of any portion of the leased Premises or buildings or improvements thereon.

                                     BROKERS

         31. Each party warrants to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease other than Cornish & Carey Commercial and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and hold the other harmless from any cost, expense, or liability for any compensation, commissions, or charges claimed by any other broker or agent who alleges he is owed a compensation through it.

                                LIST OF EXHIBITS

         32. The following is a complete list of the documents attached hereto and made a part of this Lease:

               EXHIBIT          DESCRIPTION

                  A             Site Plan
                  B             Tenant Improvement Contribution

The parties hereto have executed this Lease and on the dates specified immediately adjacent to their respective signatures.

LANDLORD:

Lazaneo Investment, a California General Partnership

By /s/ James G. Walker                                Date 3/21/95
   -----------------------------------------              ----------------
   James G. Walker, Managing General Partner


TENANT:
Cleary Kvamme Suiter, Inc.



By /s/ Carlton H. Baab             CFO                Date 3/24/95
   -----------------------------------------              ----------------
                                  Title

By                                                    Date
   -----------------------------------------              ----------------
                                  Title

                                [GRAPHIC - MAP]


                                   EXHIBIT A

                                    Exhibit B

                         Tenant Improvement Contribution

In the event that Tenant desires Landlord to contribute towards its tenant improvements over the amount of the allowance set forth in Paragraph 11 (a), Landlord will make available to Tenant up to an additional Forty Thousand Seven Hundred Sixty Dollars ($40,760.00) for Tenant's use for tenant improvement costs on the condition that the monthly Minimum Base Rent be increased by One percent (1%) of the additional amount actually used by Tenant. For example, should Tenant request and Landlord contribute an additional $40,000.00 towards the tenant improvement costs, the initial Monthly Minimum Rent shall be increased by $400.00 from $22,418.00 to $22,818.00. However, the original initial Monthly Minimum Rent shall be used as a base for all rent adjustment purposes and the adjusted rent shall have the same $400.00 added to it.

        THIS COUNTER-PROPOSAL DATED OCTOBER 11, 1995 IS TO THE PROPOSAL TO LEASE 20815 LAZANEO, CUPERTINO, FROM CKS PARTNERS, INC. PER CORNISH AND CAREY LETTER DATED OCTOBER 9, 1995. THE COUNTER PROPOSAL WAS REVISED OCTOBER 12, 1995 (REVISIONS SHOWN IN BOLD PRINT).

1.  PARTIES:  Lessor is Burrel Leonard dbs The Leonard Company.

2.  LOCATION:  Accepted (20615 Lazaneo, Cupertino)

3. SIZE & TYPE: The lease shall be based on 20,366 "Rentable" square feet. Includes two entry overhangs)

4.  TERM:  Accepted (7 Years, 2 Months)

5. RENT: Accepted except free rent shall be 5 weeks not 12 weeks and the following twenty-two and one half months rent shall be $1.10/s.f./month. (balance of offered rent schedule accepted)

6. COMMENCEMENT; Accepted. However, the lease shall commence on said March 1, 1996 date regardless of the status of the completion of the improvements or issuance of any "use" or "occupancy" permits. (Rent to start 6 weeks later - April 15, 1996).

7. OCCUPANCY: Accepted. However, said occupancy shall occur NO SOONER THAN completion of the improvements and receipt of an "occupancy permit". Additionally, so lessees can construct improvements, and in cooperation with any work that lessor conducts, lessee shall have the right of early ACCESS FOR THE SOLE PURPOSE OF CONSTRUCTING TENANT IMPROVEMENT WORK before the lease commencement date under all the terms of the lease including liability insurance and excluding rent AND PASS THROUGH OPERATING EXPENSES.

8. TENANT IMPROVEMENT ALLOWANCE: Lessor shall provide a $6.00 per rentable square foot improvement allowance. Lessee's coordination and selection of contractors is acceptable. However, all contractors shall be licenced and insured and the plans for the work are subject to lessor's approval. Lessor shall have the right to post "notice of non-responsibility". Contractors shall be paid by lessee and lessor shall reimburse lessee on a "progress payment" basis. Contractors to provide lien releases upon receipt of payment.
    Generator to remain on-site. Lessee shall have the option to use the generator but lessor shall be responsible for all maintenance and repair. Plus, lessee, at lessee's cost, may legally install an above ground fuel tank for the generator subject to lessor's approval of the plans for same. Lessee may trench connections over to lessee's adjacent building. Lessor shall retain ownership of the computer floors.

    A) Replacement of roof acceptable. However, the work shall be conducted in the Spring or early Summer of 1996. THE WORK WILL BE CONDUCTED IMMEDIATELY IF THE WARRANTY FOR SUCH IS NOT AFFECTED DUE TO ANTICIPATED ADVERSE WEATHER.

    B) Lessor, at lessor's expense, shall be responsible to replace the HVAC units as they fail on an as needed basis such as when compressors fail. Lessor, at lessor's sole expense, shall maintain the HVAC and enter a service contract.

    C) Accepted. (removal of Bandley side raised floor and sheet rock over windows).

    D)  Accepted (removal of Halon systems and fire sale per City code)

    E)  Accepted (ADA)

    F)  Accepted (structural)

    G) Cost of painting the building shall be drawn from the "Improvement allowance". Lessor to select color with input from lessee.

    POSTSCRIPT OF #8:  Accepted. (consultant & retrofit)

    LESSEE SHALL USE "BEST EFFORTS" IN SPACE PLANNING TO BE ABLE TO USE THE FREESTANDING AIR-CONDITIONING LIEBERT UNITS (WITH NO HEAT) IN THE INTERIOR COMPUTER ROOM AS NO ROOF UNITS WITH DUCTING TO SAID ROOM EXISTS. HOWEVER, IF LESSEE CANNOT USE SAID UNITS,

    LESSOR, AT LESSOR'S SOLE COST, SHALL INSTALL AN HVAC UNIT, OR UTILIZE EXISTING UNITS IF CAPACITY IS AVAILABLE, FOR SAID SPACE, INCLUDING DUCTING. LESSOR WILL PROVIDE LESSEE COMPUTER ROOM FLOOR PIECES FROM THE BANDLEY SIDE COMPUTER ROOM FOR LESSEE TO INSTALL IN THE FLOOR OF THE INTERIOR COMPUTER ROOM AT LESSEES EXPENSE. THE FREESTANDING AIR-CONDITIONING LIEBERT UNITS SHALL REMAIN THE PROPERTY OF LESSOR WHETHER REMOVED BY LESSOR OR LEFT AT THE PROPERTY.

9. CODES: "To the best of lessor's knowledge" shall replace the word "warranty" relative to code compliance.

10. USE:  Accepted

11. FIRST MONTH RENT: Accepted (clarify "type" that first month rent equals $22,314.60)

12. SECURITY DEPOSIT: $26,371.80 (equals last month rent).

13. TAXES: Lessee's property tax obligation shall not exceed $0.14/s.f./month for the tax year 1996/1997. However, lessee shall pay any increases in addition to said $0.14/s.f./month which occurs after the date lessor's pending tax appeal is settled. That is, if the appeal results in an actual tax more than $0.14/s.f./month lessee shall only pay said $0.14 plus any increase which occurs after the actual tax is determined. If the tax is less than said $0.14 lessee shall only pay the actual amount.

14. INSURANCE: The offer requires lessee to pay flood and earthquake insurance. However, lessor does not require same. Public Liability Insurance shall be at least $2,000,000.00 in coverage.

15. UTILITIES:  Accepted.

16. MAINTENANCE: Accepted. Lessee responsible for parking lot seal, repair, and stripe. Lessor responsible if pavement overlay is reasonably needed in lessor's judgement. Lessor responsible for any security, fire sprinklers, janitorial, plumbing, electrical systems, landscaping, signage, alarms, and roof after the new roof is installed (subject to warranty AND EXCLUDING ROOF STRUCTURE).

17. BUILDING SALE TAX INCREASE: Accepted for initial lease term. (Clarification - "new" owner, not initial lessor will then be responsible for tax increase due to sale).

l8. SUBLEASING: If lessor provides no response within 14 days of lessor's receipt of a written request to sublease the sublessee shall be acceptable if it is a similar use only. Otherwise, in all cases, lessor's approval shall be required. Lessee responsible for all costs associated with said sublease including lessor's attorney fees relative to same. After credit to lessee for lessees costs of subleasing, the lessor and lessee shall share equally any rent which exceeds the base rent due lessor from lessee. No substitution of liability from lessee to sublessee shall take place under the sublease/assignment (both parties shall be responsible).

19. OPTIONS: Accepted. However, the monthly rent for each option period shall not be less than $26,371.80 or the amount of the last months rent of the immediately preceding term, whichever is greater.

20. TOXIC MATERIALS: Accepted. However, lessor will not indemnify as stated in the offer, but will state "to the best of lessor's knowledge there are no environmental problems". Lessee shall warrant to Lessor that Lessee will occupy in compliance with all environmental regulations and hold lessor harmless for any environmental damage caused by lessee. Lessee shall be responsible for toxic material used or stored at the premises and indemnify Lessor against any loss, damage, liability on account thereof.

21. ADA: Accepted. However, Lessor's representation is to the "best of lessor's knowledge" relative to office use of the premises.

22. COMMISSIONS & REPRESENTATIONS: The parties acknowledge and consent to Cornish & Carey representing Lessee and Thomas J. Costello, Broker, representing Lessor. The total fee obligation to brokers by Lessor is as follows of the annual NNN rent.

                        Year 1:   6%

                        Year 2:   5%

                        Year 3:   4%

                        Year 4:   3%

                        Year 5:   2%

      Cornish and Carey shall receive 55% of the above fees plus one percent of the sixth year rent and 1% of the seventh year and last two months. Thomas J. Costello, Broker, shall receive 45% of said above fees. One half of the total fees shall be paid on execution of the lease and one half upon occupancy, issuance of occupancy permit, and lease commencement. No other fees of any kind, including but not limited to fees for sales, options to renew, lease renewals, expansions, or extensions, shall be due to brokers.

23d)  ACKNOWLEDGEMENTS: Delete - no accepted. 23 A,B,C, ACCEPTED.

24. PERSONAL GUARANTEE: The owners of CKB Partners, Inc. shall personally guarantee the lease for the first 25.5 months of the lease term. THIS PROVISION IS HEREBY DELETED. HOWEVER, THIS PROPOSAL IS STILL SUBJECT
      TO PARAGRAPH 27 BELOW. ALSO, LESSEE AND THE THREE OWNERS OF LESSEE SHALL GIVE LESSOR WRITTEN PERMISSION FOR LESSOR TO ORDER A CREDIT REPORT.

25. CONDITION OF PREMISES: Prior to lease commencement, the loading doors, plumbing, electrical (include light bulbs) and mechanical systems will be in good working order and condition. Lessor shall repair any defective or malfunctioning component of the building including the roof, heating, ventilation and air conditioning system (HVAC), the plumbing system or electrical system (including lights) or loading doors.

26. PARKING: Lessee shall have the exclusive use of the 60 parking spaces on site. Lessor shall have no obligation to control use of the parking area.

27. FINANCIAL STATUS: This proposal is subject to lessor's approval of lessee's financial condition.

28. Lessee shall obtain Board of Director approval of this proposal on or before October 18, 1995.

29. This proposal is intended merely as a preliminary expression of general interest. The parties mutually intend that neither shall have any binding contractual obligation to the other with respect to the matters referenced to herein unless and until a formal written lease has been prepared with adequate opportunity be reviewed by legal counsel, and has been fully executed and delivered to the parties.

      It is understood and agreed that the rights and obligations of the parties are conditional upon the execution of a formal lease agree-ment. Please indicate the acceptance of this proposal by having this proposal signed below and returning it to our office. Lessor shall be free to execute a binding lease agreement at any time before such a lease agreement is executed with Lessee without notice or any obligation to Lessee. This proposal expires OCTOBER 16, 1995. LESSOR WILL PROVIDE LESSEE WITH COPIES OF ANY REPORTS NOW IN LESSOR'S POSSESSION RELATIVE TO THE STRUCTURAL CONDITION OF THE PROPERTY, STATUS OF COMPLIANCE WITH ADA REQUIREMENTS, AND ENVIRONMENTAL CONDITION OF THE PROPERTY.

READ AND APPROVED:


Lessor:                                  Date:
        -----------------------                ---------------

Lessee: /s/Carlton H. Baab               Date: 10/13/95
        -----------------------                ---------------
        Coo & CFO
        Carlton H. Baab